Exhibit 10.10

SECOND AMENDMENT TO

LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT (the “2nd Amendment”) is made on December 24, 2024, by and among Hour Loop, Inc (the “Borrower”), Sam Lai, and Sau Kuen Yu (together as “Lenders”). Borrower and Lenders shall collectively be known herein as the “Parties”.

WHEREAS, the Parties have entered into a Loan Agreement, dated as of October 25, 2019 (the “Agreement”), pursuant to which the Lenders have agreed to grant to the Borrower a loan (the “Loan”) of estimated amount to be $4,038,208; and

WHEREAS, the principal amount is then determined to be $4,170,418. The accrued and unpaid interest amount is $120,002.92 (the “Interest Payable”) as of December 31, 2022; and

WHEREAS, the Parties have entered into an AMENDMENT TO LOAN AGREEMENT, dated as of December 28, 2022 (the “Amendment”) with agreed tenor of 2 year, pursuant to which the principal amount, $4,170,418, should be payable as of December 31, 2024; and

WHEREAS, the principal repayment is then determined to be $1,000,000 and the accrued and unpaid interest amount is $229,372.99 as of December 31, 2024, in which the Lenders agreed the deposits from the Borrower could be settled before January 31,2025 subject to the Borrower’s normal cash reserve as Amendment states; and

WHEREAS, the Parties have agreed to modify certain terms and conditions in the Amendment subject to the Borrower’s expansion plan and the expiring of Amendment.

NOW, THEREFORE, it is agreed as follows:

1.	Definition. Except as otherwise expressly defined herein, all terms used herein shall have the meanings ascribed thereto in the Agreement.

2.	2nd Amendments. The parties hereto expressly agree that the terms and conditions of the Agreement be amended as follows:

(1)	Principal Amount: The Principal Amount of the Loan $3,170,418.

(2)	Tenor: The tenor of the Loan is 1 year, starting from January 1, 2025, with the Maturity Date as December 31, 2025.

(3)	Quarterly Installment Repayments: The Principal Amount will be repayable in full by Four-times Quarterly Installment Repayments as followed as of the Maturity Date.

a.	1st Quarterly Installment Repayments: $1,000,000 as of March 31, 2025
b.	2nd Quarterly Installment Repayments: $1,000,000 as of June 30, 2025
c.	3rd Quarterly Installment Repayments: $1,000,000 as of September 30, 2025
d.	Last Quarterly Installment Repayments: the balance of Principal Amount as of Maturity Date

Notwithstanding the foregoing, the Parties agree to discuss quarterly and make reasonable efforts, subject to the Borrower’s normal cash reserve and expansion plan (if any), to explore the possibility of early or delayed repayments.

(4)	Interest rate: The Loan shall bear interest at an annual rate of five-point-five percent (5.5%) simple interest. Interest shall be paid annually.

Notwithstanding the foregoing, the Parties agree to discuss annually and make reasonable efforts, subject to the Borrower’s normal cash reserve and expansion plan (if any), to explore the possibility of early or delayed repayment.

3.	Cross Reference. The Agreement as amended hereby shall, from and after the date hereof, be read as a single integrated document incorporating the amendments effected hereby and each reference to the terms, “Agreement”, “hereof”, “hereunder” and words of similar import contained in the Agreement shall, as applicable, from and after the date hereof, be deemed to be references to the Agreement, as amended by this Amendment and each such reference (and each reference to the term “Agreement”) in all other documents related thereto shall be deemed to be a reference to the Agreement as amended hereby.

4.	Entire Agreement. The Agreement as mended by this Amendment constitutes the complete and exclusive understanding and agreement between the parties regarding its subject matter and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, relating to its subject matter. If there is any inconsistency or ambiguity between this Amendment and the MOU, this Amendment shall prevail.

5.	Governing Law. This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of Washington.

6.	Continuing Effect. The terms and conditions of the Agreement, except as expressly amended, supplemented and modified herein, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date first above written.

Borrower’s Signature:	/s/ Sam Lai	Print:	Hour Loop, Inc.	Date:	12/31/2024

Lender’s Signature:	/s/ Sam Lai	Print:	Sam Lai	Date:	12/31/2024

Lender’s Signature:	/s/ Sau Kuen Yu	Print:	Sau Kuen Yu	Date:	12/31/2024

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